                                                                    Exhibit 99.1






CONTENTS                                              REPORTS AND FINANCIAL
                                                      STATEMENTS FOR THE
                                                      PERIOD ENDED 30 JUNE 1998

                                                      NETSOL (UK) LIMITED

DIRECTORS' REPORT                              1


AUDITORS' REPORT                               3


PROFIT AND LOSS ACCOUNT                        4


BALANCE SHEET                                  5


NOTES TO THE FINANCIAL STATEMENTS              6

NETSOL (UK) LIMITED

COMPANY INFORMATION
--------------------------------------------------------------------------------


DIRECTORS                           S Ghauri          (Appointed 20 April 1998)
                                    S U Ghauri        (Appointed 1 April 1998)
                                    N U Ghauri        (Appointed 1 April 1998)

SECRETARY                           Aldbury Secretaries Limited

COMPANY NUMBER                      03483950

REGISTERED OFFICE                   264-268 Upper Fourth Street
                                    Central Milton Keynes
                                    Buckinghamshire
                                    MK9 1DP

AUDITORS                            Mazars Neville Russell
                                    202 Upper Fifth Street, Silbury Boulevard
                                    Central Milton Keynes
                                    Bucks
                                    MK9 2JB

BUSINESS ADDRESS                    Chalkdell Drive, Shenley Wood
                                    Milton Keynes
                                    Buckinghamshire
                                    MK5 6LB

NETSOL (UK) LIMITED

DIRECTORS' REPORT
FOR THE PERIOD ENDED 30 JUNE 1998
--------------------------------------------------------------------------------

The company was incorporated on 19 December 1997 and began trading as of that date.

The directors present their report and financial statements for the period ended 30 June 1998.

DIRECTORS' RESPONSIBILITIES

Company law requires the directors to prepare financial statements for each financial year which give a true and fair view of the state of affairs of the company and of the profit or loss of the company for that period. In preparing those financial statements, the directors are required to:
-select suitable accounting policies and then apply them consistently;
-make judgments and estimates that are reasonable and prudent;
-prepare the financial statements on the going concern basis unless it is inappropriate to PRESUME that the company will continue in business.

The directors are responsible for keeping proper accounting records which disclose with reasonable accuracy at any time the financial position of the company and to enable them to ensure that the financial statements comply with the Companies Act 1985. They are also responsible for safeguarding the assets of the company and hence for taking reasonable steps for the prevention and detection of fraud and other irregularities.

DIRECTORS

The following directors have held office since 19 December 1997:

S Ghauri                   (Appointed 20 April 1998)
D J Gibson                 (Appointed 19 December 1997 and resigned 19 May 1998)
S U Ghauri                 (Appointed 1 April 1998)
N U Ghauri                 (Appointed 1 April 1998)


DIRECTORS' INTERESTS

The directors' beneficial interest in the shares of the company were as stated below:


                                        ORDINARY SHARE OF(POUND)1 EACH
                                        30 JUNE 1998  19 DECEMBER 1997
S U Ghauri                              -                -
N U Ghauri                              -                -
S Ghauri                                -                -


Mr S U Ghauri is a director and shareholder of Netsol (Overseas) Limited, the immediate parent company, which is registered in Cyprus.

PRINCIPAL ACTIVITIES

The principal activity of the company is the marketing and distribution of software and the provision of consultancy services.

AUDITORS

Mazars Neville Russell were appointed auditors to the company during the period and a resolution to re-appoint them as auditors will be proposed at the forthcoming annual general meeting.

This report has been prepared in accordance with the special provisions of
Part VII of the Companies Act 1985 relating to small companies.

By order of the board




 .......................
S Ghauri
DIRECTOR
 ...............

                             MAZARS NEVILLE RUSSELL
                              Chartered Accountants

AUDITORS' REPORT
TO THE SHAREHOLDERS OF NETSOL (UK) LIMITED
--------------------------------------------------------------------------------

We have audited the financial statements on pages 4 to 11 which have been prepare in accordance with the Financial Reporting Standard for Smaller Entities, following the accounting policies set out on page 6.

RESPECTIVE RESPONSIBILITIES OF DIRECTORS AND AUDITORS

As described on page 1 the company's directors are responsible for the preparation of financial statements. It is our responsibility to form an independent opinion, based on our audit, on those statements and to report our opinion to you.

BASIS OF OPINION

We conducted our audit in accordance with Auditing Standards issued by the Auditing Practices Board. An audit includes examination, on a test basis, of evidence relevant to the amounts and disclosures in the financial statements. It also includes an assessment of the significant estimates and judgements made by the directors in the preparation of the financial statements, and of whether the accounting policies are appropriate to the company's circumstances, consistently applied and adequately disclosed.

We planned and performed our audit so as to obtain all the information and explanations which we considered necessary in order to provide us with sufficient evidence to give reasonable assurance that the financial statements are free from material misstatement, whether caused by fraud or other irregularity or error. In forming our opinion we also evaluated the overall adequacy of the presentation of information in the financial statements.

OPINION

In our opinion the financial statements give a true and fair view of the state of the company's affairs as at 30 June 1998 and of its profit for the year then ended and have been properly prepared in accordance with the Companies Act 1985.



/s/ MAZARS NEVILLE RUSSELL
CHARTERED ACCOUNTANTS
and Registered Auditors
Central Milton Keynes
September 1, 1998

NETSOL (UK) LIMITED

PROFIT AND LOSS ACCOUNT
FOR THE PERIOD ENDED 30 JUNE 1998
--------------------------------------------------------------------------------


                                                                        PERIOD
                                                                         ENDED
                                                                       30 JUNE
                                                                          1998
                                                             NOTES      (POUND)
TURNOVER                                                        2     1,010,649

Cost of  sales                                                         (804,156)

                                                                     ----------
GROSS PROFIT                                                            206,493

Administrative expenses                                                (162,064)
                                                                     ----------

OPERATING PROFIT                                                3        44,429

Other interest receivable and similar                           4           135
Interest payable and similar charges                            5          (549)
                                                                     ----------

PROFIT ON ORDINARY ACTIVITIES BEFORE TAXATION                            44,015

Tax on profit on ordinary activities                            7       (16,000)

                                                                     ----------

PROFIT ON ORDINARY ACTIVITIES AFTER TAXATION                             28,015

Dividends                                                               (28,000)

RETAINED PROFIT FOR THE PERIOD                                 13            15
                                                                     ==========


The profit and loss account has been prepared on the basis that all operations are continuing operations.

There are no recognized gains and losses other than those passing through the profit and loss account.

NETSOL (UK) LIMITED

BALANCE SHEET
AS AT 30 JUNE 1998
--------------------------------------------------------------------------------


                                                                               1998

                                                                NOTES    (POUND)    (POUND)
FIXED ASSETS
Tangible assets                                                      8               20,230

CURRENTS ASSETS
Debtors                                                              9    273,151
Cash at bank and in hand                                                  140,059
                                                                          -------

                                                                          413,210
CREDITORS: AMOUNTS FALLING DUE WITHIN ONE YEAR                      10   (422,303)

                                                                          -------

NET CURRENT LIABILITIES                                                              (9,093)
                                                                                    -------

TOTAL ASSETS LESS CURRENT LIABILITIES                                                11,137

CREDITORS: AMOUNTS FALLING DUE AFTER MORE THAN ONE YEAR             11              (11,022)

                                                                                    -------

                                                                                        115
                                                                                    =======

CAPITAL AND RESERVES
Called up share capital                                             12                  100
Profit and loss account                                             13                   15
                                                                                    -------

SHAREHOLDERS' FUNDS - EQUITY INTERESTS                              14                  115
                                                                                    =======


These financial statements have been prepared in accordance with the special provisions of Part VII of the Companies Act 1985 relating to small companies.

The financial statements were approved by the Board on September 1, 1998.



 ........................
S Ghauri
DIRECTOR

NETSOL (UK) LIMITED
FOR THE PERIOD ENDED 30 JUNE 1998
--------------------------------------------------------------------------------

1.       ACCOUNTING POLICIES

1.1      ACCOUNTING CONVENTION
         The financial statements are prepared under the historical cost convention and in accordance with the Financial Reporting Standard for Smaller Entities.

1.2      TURNOVER
         Turnover represents the amounts invoiced, excluding value added tax, in respect of consultancy services.

1.3      TANGIBLE FIXED ASSETS AND DEPRECIATION
         Tangible fixed assets are stated at cost less depreciation. Depreciation is provided at rates calculated to write off the cost less estimated residual value of each asset over its expected useful life, as follows:

         Office equipment                   25-50%
         Motor vehicles                     25%

1.4      LEASING AND HIRE PURCHASE COMMITMENTS
         Assets obtained under hire purchase contracts and finance leases are capitalized as tangible assets and depreciated over the shorter of the lease term and their useful lives. Obligations under such agreements are included in creditors net of the finance charge allocated to future periods. The finance element of the rental payment is charged to the profit and loss account so as to produce a constant periodic rate of charge on the net obligation outstanding in each period.

         Rentals payable under operating leases are charged against income on a straight line basis over the lease term.

1.5      DEFERRED TAXATION
         Deferred taxation is provided at appropriate rates on all timing differences using the liability method only to the extent that, in the opinion of the directors, there is a reasonable probability that a liability or asset will crystallize in the foreseeable future.

2        TURNOVER

         The turnover of the company for the period has been derived from its principal activity which was wholly undertaken in the United Kingdom.

3        OPERATING PROFIT


                                                                       1998
                                                                      (POUND)
         Operating profit is stated                                   2,517
         Depreciation of tangible assets                              8,671
         Operating lease rentals                                      4,000
                                                                      =======


NETSOL (UK) LIMITED

NOTES TO THE FINANCIAL STATEMENTS
FOR THE PERIOD ENDED 30 JUNE 1998
--------------------------------------------------------------------------------


4        OTHER INTEREST RECEIVABLE AND SIMILAR INCOME                 1998
                                                                      (POUND)
         Bank interest                                                135
                                                                      =====



5        INTEREST PAYABLE                                             1998
                                                                      (POUND)
         Hire purchase interest                                       549
                                                                      =====

     6   TRANSACTIONS WITH DIRECTORS

         At the period end the following amounts were due to the company from the directors; S U Ghauri (pound)6,000, N Ghauri (pound)1,000 and S Ghauri (pound)5,000. The amount outstanding at the period end was the maximum AMount due throughout the period and no interest has been charged. The amounts have all been settled in full after the year end.


       7 TAXATION                                                     1998
                                                                      (POUND)
         U.K. CURRENT YEAR TAXATION
         U.K. corporation tax                                         16,000
                                                                      ======



8        TANGIBLE FIXED ASSETS
                                                                  PLANTS AND
                                                                  MACHINERY
                                                                   (POUND)
         COST
         At 19 December 1997                                        -
         Additions                                                 22,747
                                                                  -------

         At 30 June 1998                                           22,747
                                                                  -------

         DEPRECIATION
         At 19 December 1997                                           -
         Charge for the period                                      2,517
                                                                  -------

         At 30 June 1998                                            2,517

         NET BOOK VALUE
         At 30 June 1998                                           20,230
                                                                  =======


         Included above are assets held under finance leases or hire purchase contracts as follows:


                                                                   MOTOR
                                                                  VEHICLES
                                                                  (POUND)
         NET BOOK VALUES
         At 30 June 1998                                           14,995
                                                                  =======
         DEPRECIATION CHARGE FOR THE PERIOD
         30 June 1998                                               1,000
                                                                  =======


9        DEBTORS                                                    1998
                                                                    (POUND)
         Trade debtors                                             162,772
         Other debtors                                             110,379
                                                                   -------

                                                                   273,151
                                                                   =======



10       CREDITORS: AMOUNTS FALLING DUE WITHIN ONE YEAR                               1998
                                                                                      (POUND)
         Net obligations under finance lease and hire purchase contracts               2,578
         Trade creditors                                                             138,710
         Taxation and social security                                                120,914
         Amounts due to related parties                                              115,807
         Other creditors                                                              44,294
                                                                                    --------
                                                                                     442,303
                                                                                    ========


11       CREDITORS: AMOUNTS FALLING DUE AFTER MORE THAN ONE YEAR
                                                                                      1998
                                                                                     (POUND)
         Net obligations under finance leases and hire purchase agreements           11,022
                                                                                     ======

         NET OBLIGATIONS UNDER FINANCE LEASES AND HIRE PURCHASE CONTRACTS
         Repayable within one year                                                    2,578
         Repayable between one and five years                                        11,022
                                                                                    -------

                                                                                     13,600
         Included in liabilities falling due within one year                         (2,578)
                                                                                    -------
                                                                                     11,022
                                                                                    =======


12       SHARE CAPITAL                                                               1998
                                                                                     (POUND)
         AUTHORIZED
         1,000 Ordinary shares of(pound)1 each                                       1,000
                                                                                    ======
         ALLOTTED, CALLED UP AND FULLY PAID
         100 Ordinary shares of(pound)1 each                                           100
                                                                                    ======


         During the year 100 ordinary share of (pound)1 each were issued at par in connection with the formatION of the company.


13       STATEMENT OF MOVEMENTS ON PROFIT AND LOSS ACCOUNT

                                                                       PROFIT AND
                                                                      LOSS ACCOUNT
                                                                        (POUND)
         Retained profit for the period                                 15
                                                                        =====



14       RECONCILIATION OF MOVEMENTS IN SHAREHOLDERS' FUNDS             1998
                                                                       (POUND)
         Profit for the financial period                               28,015
         Dividends                                                    (28,000)
                                                                      -------
                                                                           15
         Proceeds from issue of shares                                    100
                                                                      -------
         Net addition to shareholders' funds                              115
         Opening shareholders' funds                                        -
                                                                      -------
         Closing shareholders' funds                                      115
                                                                      =======


15       FINANCIAL COMMITMENTS

         At 30 June 1998 the company had annual commitments under non-cancelable operating leases as follows:


                                               LAND AND     OTHER
                                               BUILDINGS
                                                   1998        1998
                                                (POUND)     (POUND)
         Expiry date:
         Within one year                             --       2,844
         Between two and five years               6,000          --
                                                  -----       -----

                                                  6,000       2,844
                                                  =====       =====


16       POST BALANCE SHEET EVENTS

         On 27 August 1998 Netsol (Overseas) Limited acquired a further 2 ordinary shares to obtain 100% of the issued ordinary share capital.

         On 1 October 1998 51% of the shares in Netsol (Overseas) Limited were transferred to Mirage Holdings Inc., a company incorporated in the United States of America. The accounts of Mirage Inc. are available from 3000 W. Olympic Boulevard, Suite 2235, Santa Monica, California.

17       RELATED PARTY TRANSACTIONS

         During the period the company suffered charges of (pound)133,679 by Network Solutions (PVT) Limited, A company incorporated in Pakistan in which the directors have a controlling interest. Throughout the same period Netsol (UK) Limited were charged (pound)170,775 by Network Solutions (PVT) Limited for the supply of computer consultants. At the period end Netsol (UK) Limited owed (pound)115,807 to Network Solutions
         (PVT) Limited as disclosed in note 10.

         Netsol (UK) Limited made sales of (pound)18,259 to Transition Computing Limited a company in which one of the directors, D Gibson (who resigned 19 May 1998) has an interest. At the period end (pound)5,867 was outstanding and is disclosed in note 9.

18       CONTROL

         At the period end the immediate controlling party was Netsol (Overseas) Limited, a company incorporated in Cyprus. It is the directors opinion that at the end this company was under the control of one of the directors, S U Ghauri.

NETSOL (UK) LIMITED

DETAILED TRADING AND PROFIT AND LOSS ACCOUNT
FOR THE PERIOD ENDED 30 JUNE 1998
--------------------------------------------------------------------------------


                                                                           PERIOD
                                                                           ENDED
                                                                           30 JUNE
                                                                           1998
                                                               (POUND)     (POUND)
TURNOVER
Sales                                                                     1,101,649
COST OF SALES
Contractors' timesheet costs                                   743,023
Contractors' allowances                                         61,133
                                                               -------
                                                                           (804,156)
                                                                           --------

GROSS PROFIT                                                     20.43%     206,493

ADMINISTRATIVE EXPENSES                                                    (162,064)
                                                                           --------

OPERATING PROFIT                                                             44,429

OTHER INTERESTS RECEIVABLE AND SIMILAR INCOME
Bank interest received                                             135
                                                               -------
                                                                                135
INTEREST PAYABLE
Hire purchase interest paid                                        549
                                                               -------
                                                                               (549)

PROFIT BEFORE TAXATION                                            4.36%      44,015


NETSOL (UK) LIMITED

SCHEDULE OF DISTRIBUTION COSTS AND ADMINISTRATIVE EXPENSES
FOR THE PERIOD ENDED 30 JUNE 1998
--------------------------------------------------------------------------------


                                                               PERIOD
                                                                ENDED
                                                              30 JUNE
                                                                 1998
                                                               (POUND)
ADMINISTRATIVE EXPENSES
Wages and salaries                                              2,170
Bookkeeping                                                    13,723
Management expenses                                            18,534
Rent                                                            8,671
Management charge                                              39,678
Telephone                                                      10,202
Motor running expenses                                         14,922
Legal and prof. fees                                           13,636
Audit fees                                                      4,000
Bank charges                                                    1,243
Staff expenses                                                 26,015
Sundry expenses                                                 6,753
Depreciation                                                    2,517
                                                              -------
                                                              162,064
                                                              =======
